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                                                                    EXHIBIT 99.1

                                                                  Execution Copy

















                              TEPPCO PARTNERS, L.P.

                                  $500,000,000

                               7.625% Senior Notes

                                    due 2012

                             UNDERWRITING AGREEMENT



                                February 14, 2002



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                             UNDERWRITING AGREEMENT

                                                               February 14, 2002

UBS WARBURG LLC
SUNTRUST CAPITAL MARKETS, INC.
FIRST UNION SECURITIES, INC.
BANC ONE CAPITAL MARKET SECURITIES, INC.
BNY CAPITAL MARKETS, INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
RBC DOMINION SECURITIES CORPORATION
as Representatives of the several underwriters named in Schedule A, c/o UBS Warburg LLC
677 Washington Blvd.
Stamford, CT  06901

Ladies and Gentlemen:

         TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to issue and sell to the several underwriters named in Schedule A annexed hereto (the "Underwriters") $500,000,000 aggregate principal amount of its 7.625% Senior Notes due 2012 (the "Notes"). The Notes are described in the Prospectus which is referred to below.

         The Notes are to be issued pursuant to an indenture (the "Base Indenture") to be dated as of February 20, 2002, as amended and supplemented by the First Supplemental Indenture of even date therewith (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture") among the Partnership, the Guarantors (as defined below), and First Union National Bank, as trustee (the "Trustee"). Copies of the Indenture, in substantially final form, have been delivered to each of the Underwriters. The Notes will be fully and unconditionally guaranteed pursuant to guarantees (the "Guarantees") by TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership ("TE Products"), TCTM, L.P., a Delaware limited partnership ("TCTM") and TEPPCO Midstream Companies, L.P., a Delaware limited partnership ("TEPPCO Midstream" and together with TE Products and TCTM, the "Operating Partnerships") and Jonah Gas Gathering Company, a Wyoming general partnership ("Jonah"). Collectively, TE Products, TCTM, TEPPCO Midstream and Jonah are referred to as "Guarantors" and individually, as a "Guarantor."

         Each of (i) the Partnership, (ii) Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (both in its capacity as general partner of the Partnership and in its individual capacity, the "General Partner"), (iii) TEPPCO GP, Inc., a Delaware corporation (both in its individual capacity and as general partner of the Guarantors, "TEPPCO GP"), and (iv) the Guarantors confirm as follows their agreements with the Underwriters. All of such entities shall be referred to collectively as the "TEPPCO Entities."

              1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Partnership agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to


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purchase from the Partnership, the aggregate principal amount of Notes set forth opposite the name of such Underwriter in Schedule A attached hereto, in each case at a purchase price of 7.625% of the principal amount thereof, plus accrued interest, if any, from February 20, 2002 to the time of purchase (as hereinafter defined). The Partnership is advised by you that the Underwriters intend initially to offer the Notes upon the terms set forth in the Prospectus (as defined below) and Prospectus Supplement (as defined below). Subject to applicable securities laws, you may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

              2. Payment and Delivery. Payment of the purchase price for the Notes shall be made to the Partnership by Federal funds wire transfer, against delivery of the certificates for the Notes to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made by 11:00 a.m., New York City time, on February 20, 2002 (the "Closing Date") (unless another time shall be agreed to by you and the Partnership or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing." Certificates for the Notes shall be delivered to you in definitive form in such names and in such denominations as shall be required by the procedures of DTC. For the purpose of expediting the checking of the certificates for the Notes by you, the Partnership agrees to make such certificates available to you for such purpose at least one full business day(1) preceding the time of purchase.

              3. Representations and Warranties of the TEPPCO Entities. Each of the TEPPCO Entities, jointly and severally, represent and warrant to each of the Underwriters that:

              (a) Compliance with Registration Requirements. The Partnership, each of the Guarantors meet the requirements for use of Form S-3, and a registration statement (Registration No. 333-74286) on Form S-3 relating to the Notes and the Guarantees (and such amendments to such registration statement as may have been required prior to the date of this Agreement) has been prepared by the Partnership and complies in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. Such registration statement, as amended, has been declared effective by the Commission. Copies of such registration statement and amendments and of each related prospectus and supplements thereto have been delivered to the Underwriters. The term "Registration Statement" means the registration statement, including all financial statements, exhibits and documents incorporated by reference therein, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 415 and Rule 434 of the Rules and Regulations, or otherwise, any registration statement filed under Rule 462 of the Rules and Regulations as such registration statement may be amended from time to time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term "Prospectus" means the prospectus and the prospectus supplement constituting a part of





--------
(1) As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.



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         the Registration Statement and any amendments or further supplements to such prospectus, including, without limitation, the final prospectus supplement filed pursuant to Rule 424(b) with the Commission in connection with the proposed sale of Notes contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement. Unless otherwise stated herein, any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement' with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus, and deemed to be incorporated therein by reference.

                           On the date the Registration Statement was declared effective by the Commission (the "Effective Date"), at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Partnership or the Operating Partnerships shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or, when so filed, will comply in all material respects with all applicable provisions of the Securities Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is or was filed with the Commission and at the Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(a) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership or the Guarantors by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, (i) the amounts of the selling concession and reallowance set forth in the Prospectus, (ii) the paragraphs regarding stabilization, the provision of other services to the Partnership by affiliates of the Underwriters and the receipt of proceeds by affiliates of the Underwriters in the section captioned "Underwriting" in the Prospectus, and (iii) the number of Notes which each Underwriter commits to purchase on the Closing Date set forth in the section captioned "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically





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         for inclusion in the Registration Statement or the Prospectus. The
         Partnership has not distributed any written offering material in connection with the offering or sale of the Notes other than the Registration Statement and the Prospectus. No order preventing or suspending the use of the Prospectus has been issued by the Commission.

              (b) Incorporated Documents. The documents that are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference subsequent to the Closing Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

              (c) Formation and Good Standing of the Partnership, the Operating Partnerships and the Subsidiary Partnerships. Each of the Partnership, the Operating Partnerships and TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P. (collectively, each of the subsidiary partnerships of TCTM, the "Subsidiary Partnerships") has been duly formed and is, and at the Closing Date will be, validly existing as a limited partnership in good standing under the Delaware Act. Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited partnership to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a material adverse effect on the business, properties, financial condition or results of operations of each entity taken as a whole (a "Material Adverse Effect"), or (ii) would not subject the limited partners of such partnership to any material liability or disability. The Partnership is the sole limited partner of each of the Operating Partnerships, in each case owning a limited partner interest of 99.999%. These limited partner interests have been duly authorized by the respective agreements of limited partnership of the Operating Partnerships (the "Operating Partnership Agreements"), have been validly issued in accordance with the respective Operating Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware Act, and are the only outstanding limited partner interests of all of the Operating Partnerships. TCTM is the sole limited partner of each of the Subsidiary




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         Partnerships, in each case with a limited partner interest of 99.99%.
         These limited partner interests have been duly authorized by the respective agreements of limited partnership of the Subsidiary Partnerships (the "Subsidiary Partnership Agreements"), have been validly issued in accordance with the respective Subsidiary Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware Act, and are the only outstanding limited partner interests of all of the Subsidiary Partnerships. The Partnership owns such limited partner interests in the Operating Partnerships and TCTM owns such limited partner interests in the Subsidiary Partnerships either directly or indirectly and free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TEPPCO Seaway, L.P. owns a 50% general partner interest in Seaway Crude Pipeline Company. Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. TEPPCO Midstream owns a 99.999% general partner interest in Jonah. This general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. TE Products is the sole member of TEPPCO Colorado, L.L.C., and TCTM is the sole member of TEPPCO Crude GP, LLC. These member interests have been duly authorized and validly issued and are owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material. Complete and correct copies, as of the date hereof, of (i) the agreement of limited partnership of the Partnership (the "Partnership Agreement"), (ii) the Operating Partnership Agreements, (iii) the Subsidiary Partnership Agreements, (iv) the agreement of limited partnership of TEPPCO Seaway, L.P. and (v) the limited liability company agreements of each of TEPPCO Colorado, LLC and TEPPCO Crude GP, LLC have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

              (d) Formation and Good Standing of the General Partner. The General Partner has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act ("Delaware LLC Act") and has full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the General Partner is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register


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         (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability or (iii) would not subject any limited partner of the Partnership to any liability by reason of such failure. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2%. This general partner interest has been duly authorized by the Partnership Agreement, has been validly issued in accordance with the Partnership Agreement, and is owned of record by the General Partner, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of the General Partner and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

              (e) Formation and Good Standing of TEPPCO GP. TEPPCO GP has been duly incorporated and is, and at the Closing Date will be, validly existing as a corporation in good standing under the Delaware General Corporation Law ("DGCL") and has full corporate power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Operating Subsidiaries, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and TEPPCO GP is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign corporation to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its stockholders to any material liability or disability or (iii) would not subject the Partnership, as the sole limited partner of each of the Operating Partnerships to any liability by reason of such failure. All of the capital stock of TEPPCO GP is owned of record by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges, or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, not material. TEPPCO GP is the sole general partner of each of the Operating Partnerships and, with respect to Jonah, the sole managing general partner, in each case with a general partner interest of 0.001%. These general partner interests have been duly authorized by the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), have been validly issued in accordance with the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), and are owned of record by TEPPCO GP, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the articles of incorporation and the bylaws of TEPPCO GP and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.




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              (f) Formation and Good Standing of TEPPCO Crude GP, LLC. TEPPCO
         Crude GP, LLC has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO Crude GP, LLC is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability. TEPPCO Crude GP, LLC is the sole general partner of the Subsidiary Partnerships, in each case with a general partner interest of 0.01%. Such general partner interests have been duly authorized by the respective subsidiary partnership agreements, have been validly issued in accordance with the respective subsidiary partnership agreements, and are owned of record by TEPPCO Crude GP, LLC, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO Crude GP, LLC and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

              (g) Formation and Good Standing of TEPPCO Colorado, L.L.C. TEPPCO Colorado, L.L.C. has been duly organized and is, and at the Closing Date will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business, in each case in all material respects; and TEPPCO Colorado, L.L.C. is, and at the Closing Date will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject its members to any material liability or disability.

              (h) Formation and Good Standing of Jonah. Jonah, a Wyoming general partnership, has been duly formed and is, and at the Closing Date will be, validly existing as a general partnership in good standing under the Wyoming Uniform Partnership Act, as amended (the "Wyoming Act"). Jonah has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. Jonah is not, and at the Closing Date will not be, required to register or qualify as a foreign general partnership to transact business in any other jurisdiction in which such qualification or registration is required, whether by






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         reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, or (ii) would not subject the partners of such partnership to any material liability or disability.

              (i) Capitalization. The Partnership's capital as of December 31, 2001 is as set forth in the Prospectus Supplement in the column entitled "Historical" under the heading "Capitalization". The adjustments to the Partnership's capital as of December 31, 2001, as set forth in the Prospectus Supplement under the column entitled "As Adjusted" under the heading "Capitalization," represent a reasonable estimate by the General Partner of the pro forma effects on the Partnership's capital of the offer and sale of the Notes and the application of the estimated net proceeds from such offer and sale in the manner set forth in the Prospectus Supplement under the heading "Use of Proceeds" and the related capital contribution by the General Partner.

              (j) Partnership Interests. The limited partners of the Partnership hold limited partner interests in the Partnership aggregating a 98% interest in the Partnership, such limited partner interests being represented by 40,450,000 Common Units and 3,916,547 units representing Class B limited partner interests ("Class B Units") (the Common Units and the Class B Units are collectively referred to as the "Limited Partner Units"); the Limited Partner Units are the only limited partner interests of the Partnership that are issued and outstanding; all of the issued and outstanding Limited Partner Units of the Partnership have been (1) duly authorized and validly issued under the Partnership Agreement and are fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act"), and (2) issued in compliance with all applicable federal and state laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

              (k) Capitalization of the General Partner. All of the membership interests of the General Partner are registered on its books in the name of Duke Energy Field Services, L.P., free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, material.

              (l) Absence of Defaults and Conflicts. None of the TEPPCO Entities or any of their subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of formation, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or any of their properties is bound, and the execution, delivery and performance of this Agreement and the Indenture and the issuance of the Notes and consummation of the transactions contemplated hereby and thereby will not conflict with,


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         or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of formation, as the case may be, of any of the TEPPCO Entities or any of their subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries.

              (m) Authorization of Indenture. The Indenture has been duly authorized by each of the Partnership and the Guarantors and, when executed and delivered by each of the Partnership, the Guarantors and the Trustee, will be a legal, valid and binding agreement of each of the Partnership and the Guarantors enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              (n) Authorization of Notes. The Notes have been duly authorized by the Partnership and when executed and delivered by the Partnership and then authenticated by the Trustee, will constitute legal, valid and binding obligations of the Partnership in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              (o) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the TEPPCO Entities and is a legal, valid and binding agreement of each of the TEPPCO Entities enforceable in accordance with its terms.

              (p) Accuracy of Disclosure. The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and Prospectus Supplement. All legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as an exhibit thereto have been so described or filed as required. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus, the Prospectus Supplement or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

              (q) Absence of Further Requirements. No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Notes or the consummation of the transactions as contemplated hereby other than registration of the Notes under the Securities Act, which has been completed, qualification of the Indenture under the Trust Indenture Act, and any necessary qualification under the Notes or blue sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

              (r) Independent Accountants. KPMG, LLP ("KPMG") whose reports on the consolidated financial statements of the Partnership and its subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and Exchange Act. The statements included in the Registration Statement with respect to the accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

              (s) Possession of Licenses and Permits. Each of the TEPPCO Entities and their subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; none of the TEPPCO Entities or their subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to any of the TEPPCO Entities or their subsidiaries, the effect of which, individually or in the aggregate, could have a Material Adverse Effect.

              (t) Absence of Proceedings. Except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which any of the TEPPCO Entities or their subsidiaries or any of their respective officers is a party or of which any of their respective properties is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby.

              (u) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the consolidated financial position of the Partnership and its subsidiaries at the dates indicated and the consolidated results of operations, cash flows and changes in financial position of the Partnership and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or the Prospectus (i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Registration Statement or Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Partnership are required by the Securities Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules and Regulations to be included in the Registration Statement or the Prospectus.

              (v) Internal Accounting Controls. The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (w) No Material Adverse Change in Business. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and except as described in or contemplated by the Prospectus, there has not been and will not have been (i) any material adverse change, or any development which is likely to cause a material adverse change, in the capitalization of any of the TEPPCO Entities, or in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of any of the TEPPCO Entities and their subsidiaries taken as a whole, (ii) any transaction which is material to any of the TEPPCO Entities or their subsidiaries, except transactions contemplated in this Agreement or in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the TEPPCO Entities or their subsidiaries taken as a whole, incurred by any of the TEPPCO Entities or their subsidiaries, except obligations contemplated in this Agreement or incurred in the ordinary course of business, (iv) any material change in the capital stock, equity interests or outstanding indebtedness of any of the TEPPCO Entities or their subsidiaries or (v) any dividend or distribution of any kind declared, paid or made by the Partnership. None of the TEPPCO Entities nor any of their subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

              (x) Absence of Labor Dispute. No labor dispute with the employees of any of the TEPPCO Entities or any of their subsidiaries exists or, to the knowledge of any of the TEPPCO Entities, is imminent or threatened, and none of the TEPPCO Entities has any actual knowledge of an existing, imminent or threatened labor disturbance by the employees of any of its, or any of its affiliates', principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect. Each of the TEPPCO Entities and their subsidiaries is in compliance with all federal, state and local employment labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, except for any noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

              (y) Possession of Intellectual Property. Each of the TEPPCO Entities and their subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and none of the TEPPCO Entities nor any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of any of the TEPPCO Entities or their subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

              (z) Title to Property. Each of the TEPPCO Entities, the Subsidiary Partnerships and their respective subsidiaries have satisfactory and marketable title to all properties and assets owned by such entities, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by such entities; and all of the leases and subleases material to the business of such entities, and under which such entities hold properties described in the Prospectus, are in full force and effect, and none of such entities has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of such entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entities to the continued possession of the leased or subleased premises under any such lease or sublease.

              (aa) Compliance with Cuba Act. Each of the TEPPCO Entities has complied with, and are and will be in compliance with, the provisions of that certain Florida Act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

              (bb) Investment Company Act. None of the TEPPCO Entities is, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

              (cc) Public Utility Holding Company Act. None of the TEPPCO Entities is a "holding company" as such term is defined in the Public Utility Holding Company Act of 1935, as amended ("PUHCA"); neither the TEPPCO Entities nor the issue and sale of the Notes by the Partnership is subject to regulation under PUHCA; and none of the TEPPCO Entities is a "public utility" as such term is defined in the Federal Power Act, as amended.

              (dd) Environmental Laws. Each of the TEPPCO Entities and its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and
         (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                           In the ordinary course of its business, the Partnership conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the TEPPCO Entities and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including without limitation, costs of compliance therewith) which would, singly or in the aggregate, have a Material Adverse Effect.

              (ee) Insurance. Each of the TEPPCO Entities maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

              (ff) Tax Returns and Payments. Each of the TEPPCO Entities has filed all federal, state and foreign income and franchise tax returns required by law to be filed by them and have paid all taxes, assessments and other governmental charges levied upon them or any of their properties, assets, income or franchises which are due and payable, other than (i) those which are not past due or are presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provisions, if any, as shall be required by generally accepted accounting principles have been made and (ii) with respect to state and local taxes, such as will not result in a Material Adverse Effect. There are no tax returns of any of the TEPPCO Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the TEPPCO Entities has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

              (gg) Benefit Plans. With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any of the TEPPCO Entities, or with respect to which any of the TEPPCO Entities could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of each of the TEPPCO Entities, there exists no condition or set of circumstances, in connection with which any of the TEPPCO Entities could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

              (hh) Registration Rights. No holder of securities of the Partnership has rights to the registration of any securities of the Partnership because of the filing of the Registration Statement that have not been waived.

              (ii) Officers' Certificates. Any certificate signed on behalf of the Partnership by the President or Vice President of the General Partner and on behalf of the General Partner by a President or Vice President thereof delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by each of the TEPPCO Entities to each Underwriter as to the matters covered thereby.

              (jj) Partnership Agreement. The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, and each of the Operating Partnership Agreements is a valid and legally binding agreement of the parties thereto, enforceable against the General Partner and the Partnership in accordance with its terms, except as the enforceability of such agreements may be affected by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equitable principles.

              (kk) Stabilization. None of the TEPPCO Entities, nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act or otherwise, in or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Notes; and

              (ll) Disclosure. Neither this Agreement, the Registration Statement, nor any other document, certificate or instrument delivered to the Underwriters by or on behalf of the Partnership in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Partnership or the General Partner which would result in a Material Adverse Effect or in the future may (so far as the Partnership can now foresee) result in a Material Adverse

         Effect which has not been set forth or referred to in this Agreement or the Registration Statement.

              4. Certain Covenants of the TEPPCO Entities: Each of the TEPPCO Entities, jointly and severally, hereby agree:

              (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Notes for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Notes, provided that none of the Partnership or the Guarantors shall be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Notes); and to promptly advise you of the receipt by the Partnership or the Guarantors of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

              (b) to make available to the Underwriters in New York City, without charge, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the Effective Date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Securities Act in connection with the sale of the Notes, the Partnership and the Guarantors will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

              (c) to advise you promptly and (if requested by you) to confirm such advice in writing (i) when any post-effective amendment to the Registration Statement becomes effective and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Partnership agrees to file in a timely manner under such Rules).

              (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference, to furnish you with a draft of such proposed amendment in advance of such filing and to file no such amendment or supplement to which you shall object in writing.

              (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Partnership with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, and to promptly notify you of such filing.

              (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Securities Act.

              (g) to furnish or otherwise make available to you and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement the following documents, provided such documents are not otherwise publicly available via EDGAR: (i) copies of any reports or other communications which the Partnership shall send to the holders of any class of its limited partnership interests or debt securities or shall from time to time publish or publicly disseminate,
         (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Partnership is listed, and (iv) such other information as you may reasonably request regarding the TEPPCO Entities or their subsidiaries, in each case as soon as such communications, documents or information become available.

              (h) to advise the Underwriters promptly of the happening of any event known to the Partnership or the Guarantors within the time during which a Prospectus relating to the Notes is required to be delivered under the Securities Act which, in the judgment of the Partnership, the Operating Partnerships or Jonah, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Partnership's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission.

              (i) to make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, and to deliver to you, an earnings statement of the Partnership (which will satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 of the Rules and Regulations) for a period of twelve months beginning after the Effective Date of the Registration Statement (as defined in Rule 158(c) of the Securities Act) as soon as is reasonably practicable after the termination of such twelve-month period.

              (j) to furnish to you, upon request and without charge, two copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all financial statements, schedules and exhibits thereto and documents incorporated by reference therein), which are certified by an officer of the General Partner to be true and correct, and sufficient conformed copies of the foregoing (other than exhibits) for distribution to each of the other Underwriters.

              (k) to furnish to you as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Partnership and its subsidiaries which have been read by the Partnership's or such Operating Partnership's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b)hereof.

              (l) to apply the net proceeds from the sale of the Notes in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

              (m) to pay all costs, expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 5 hereof and (iii), (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Notes, (iii) the producing, word processing and/or printing of this Agreement, an Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof), the Indenture, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Notes for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Notes on any securities exchange and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Notes, (vii) any filing for review of the public offering of the Notes by the NASD and (viii) the performance of the Partnership's other obligations hereunder.

              (n) to furnish to you, before filing with the Commission subsequent to the Effective Date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

              (o) to comply with all the provisions of any undertakings contained in the Registration Statement; and

              (p) not, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, which will constitute, stabilization of the price of the Notes to facilitate the sale or resale of any of the Notes.

              5. Reimbursement of Underwriters' Expenses. If the Notes are not delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 7 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Partnership shall, in addition to paying the amounts described in Section 4(m) hereof, reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred by the Underwriters, including the fees and disbursements of their counsel; provided, however, that if this Agreement is terminated pursuant to Section 8 by reason of the default of one ore more Underwriters, the TEPPCO Entities shall not be obligated to reimburse any defaulting Underwriter on account of these expenses.

              6. Conditions of the Obligations of the Underwriters. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the TEPPCO Entities on the date hereof and at the time of purchase, the performance by the Partnership of its obligations hereunder and to the following additional conditions precedent:

              (a) The Partnership shall furnish to you at the Closing Date (i) opinions of Vinson & Elkins, L.L.P., counsel for the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit B and (ii) opinions of James C. Ruth, general counsel of the Partnership, addressed to the Underwriters and dated the time of purchase, as set forth in Exhibit C, with reproduced copies of each for the other Underwriters and each in a form satisfactory to Andrews & Kurth Mayor, Day, Caldwell and Keeton L.L.P., counsel for the Underwriters.

              (b) You shall have received from KPMG a "comfort letter" and "bring-down comfort letter" dated as of the date of this Agreement and the Closing Date, respectively, and addressed to the Underwriters (with reproduced copies for each of the other Underwriters) in the forms heretofore approved by UBS Warburg LLC. PricewaterhouseCoopers LLP shall deliver a "comfort letter" to the Underwriters, dated the date of this Agreement with respect to the financial information of Jonah incorporated by reference in the Registration Statement.

              (c) You shall have received at the Closing Date, opinions of Andrews & Kurth Mayor, Day, Caldwell & Keeton L.L.P., counsel for the Underwriters, dated the time of purchase, as set forth in Exhibit D.

              (d) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the Closing to which you object in writing.

              (e) Notification that all filings required by Rule 424 of the Rules and Regulations shall have been made.

              (f) Prior to the Closing, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

              (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and until the time of purchase no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of any of the TEPPCO Entities or their subsidiaries taken as a whole shall occur or become known.

              (h) The Partnership will, at the Closing, deliver to you a certificate of two of the General Partner's executive officers and a certificate of two of TEPPCO GP's executive officers to the effect that the representations and warranties of the TEPPCO Entities set forth in this Agreement are true and correct as of such date, that the TEPPCO Entities shall perform such of their obligations under this Agreement as are to be performed at or before the time of purchase, the conditions set forth in paragraphs (f) and (g) of this Section 6 have been met and such other matters as the Underwriters may reasonably request.

              (i) The Partnership shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase as you may reasonably request.

              (j) Between the time of execution of this Agreement and the time of purchase, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any notes of, or notes guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act (other than one downgrading by Moody's Investors Service, Inc. of the Partnership or TE Products).

              (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the TEPPCO Entities or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

              (l) Each of the representations and warranties of the TEPPCO Entities contained herein shall be true and correct in all material respects at the Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the TEPPCO Entities and all conditions herein contained to be fulfilled or complied with by the TEPPCO Entities at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; provided, however, that if any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied, such representation or warranty as so qualified must be true and correct in all respects.

              (m) The Notes shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

              7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Notes if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the TEPPCO Entities or their subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Notes, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or
(ii) any review or possible change that does not indicate an improvement, in the rating accorded any notes of, or notes guaranteed by, the Partnership or any of its subsidiaries by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Securities Act (other than one downgrading by Moody's Investors Service, Inc. of the Partnership or TE Products) or, if, at any time prior to the Closing, trading in common units of the Partnership on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or if a banking moratorium shall have been declared either by the United States, Texas or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Notes.

         If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Partnership and each other Underwriter shall be notified promptly by letter or telegram.

         If the sale to the Underwriters of the Notes, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because any of the TEPPCO Entities shall be unable to comply with any of the terms of this Agreement, the TEPPCO Entities shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the

Underwriters shall be under no obligation or liability to the TEPPCO Entities under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

              8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7, if any Underwriter shall default in its obligation to take up and pay for the Notes to be purchased by it hereunder (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 7 hereof) and if the aggregate principal amount of Notes which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate principal amount of Notes, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Notes they are obligated to purchase pursuant to Section 1 hereof) the aggregate principal amount of Notes agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Notes shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated, or in the event no such designation is made, such Notes shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate principal amount of Notes set opposite the names of such non-defaulting Underwriters in Schedule A.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Partnership agrees with the non-defaulting Underwriters that it will not sell any Notes hereunder unless all of the Notes are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Partnership or selected by the Partnership with your approval).

         If a new Underwriter or Underwriters are substituted by the Underwriters or by the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Partnership or you shall have the right to postpone the Closing for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

         If the aggregate principal amount of Notes which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total principal amount of Notes which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Notes which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Partnership to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Partnership. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

              9. Indemnification and Contribution.

              (a) The TEPPCO Entities agree, jointly and severally, to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers, employees, agents and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including, but not limited to, the reasonable cost of investigation, legal representation and other expenses incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) which, jointly or severally, any such Underwriter or person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any preliminary prospectus filed as part of the Registration Statement, the Prospectus (as previously defined) and the Prospectus as amended or supplemented by the Partnership), or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of any of the TEPPCO Entities or based on written information furnished by or on behalf of any of the TEPPCO Entities filed in any jurisdiction in order to qualify the Notes under the securities laws thereof or filed with the Commission, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in such Registration Statement, Prospectus or other such documents or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Partnership expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus (including such information referred to in the second paragraph of Section 3(a) of this Agreement) or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading. This indemnity agreement will be in addition to any liability that the TEPPCO Entities might otherwise have.

                           If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the TEPPCO Entities pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the General Partner in writing of the institution of such Proceeding and the TEPPCO Entities shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the General Partner (or any omission of notice under Section 9(c)) shall not relieve the

         TEPPCO Entities from any liability which any of the TEPPCO Entities may have to any Underwriter or any such person or otherwise. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the General Partner in connection with the defense of such Proceeding or the Partnership shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice of counsel) that there may be defenses available to it or them which are different from, additional to or in competition with those available to the TEPPCO Entities (in which case the TEPPCO Entities shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the TEPPCO Entities and paid as incurred (it being understood, however, that the TEPPCO Entities shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The TEPPCO Entities shall not be liable for any settlement of any such claim or Proceeding effected without its written consent but if settled with the written consent of the General Partner, the TEPPCO Entities agree to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request,
         (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

              (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the TEPPCO Entities, each director and officer and any person who controls the TEPPCO Entities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the TEPPCO Entities or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the TEPPCO Entities expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or in a Prospectus (including such information referred to in the second paragraph of Section 3(a) of this Agreement), or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                           If any Proceeding is brought against the TEPPCO Entities or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the TEPPCO Entities or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter (or any omission of notice under Section 9(c)) shall not relieve such Underwriter, from any liability which such Underwriter may have to the TEPPCO Entities or any such person or otherwise. The TEPPCO Entities or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the TEPPCO Entities or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in addition to any local counsel in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the TEPPCO Entities and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
         (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

              (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the TEPPCO Entities on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the TEPPCO Entities on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the TEPPCO Entities on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the TEPPCO Entities and the underwriting discounts and commissions received by the Underwriters. The relative fault of the TEPPCO Entities on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the TEPPCO Entities or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

              (d) The TEPPCO Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

              (e) The indemnity and contribution agreements contained in this
         Section 9 and the covenants, warranties and representations of the Partnership contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers, employees, agents or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the TEPPCO Entities, their respective directors and officers or any person who controls any of the TEPPCO Entities within the meaning of
         Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Notes. The TEPPCO Entities and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the TEPPCO Entities, against any of the General Partner's officers or directors, in connection with the issuance and sale of the Notes, or in connection with the Registration Statement or Prospectus.

              10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 677 Washington Blvd., Stamford, CT 06901, and, if to the Partnership, shall be sufficient in all respects if delivered to the Partnership at the offices of the General Partner at 2929 Allen Parkway, P.O. Box 2521, Houston, Texas 77252-2521, Attention: James C. Ruth.

              11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

              12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Partnership consents to the jurisdiction of such courts and personal service with respect thereto. The Partnership hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg LLC or any indemnified party. Each of UBS Warburg LLC and the Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its unitholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The TEPPCO Entities agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the TEPPCO Entities and may be enforced in any other courts in the jurisdiction of which the TEPPCO Entities are or may be subject, by suit upon such judgment.

              13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the TEPPCO Entities to the extent provided in Section 9 hereof and the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, executors and administrators. No other person, partnership, heirs, personal representatives and association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Notes from the Underwriters.

              14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties to the extent provided in Section 9 hereof.

              15. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the TEPPCO Entities and their successors and assigns and any successor or assign of any substantial portion of the TEPPCO Entities' and any of the Underwriters' respective businesses and/or assets.

              16. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBSAG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of Notes. Notes sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

         A lending affiliate of UBS Warburg LLC may have a lending relationship with the issuer of Notes underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

         If the foregoing correctly sets forth the understanding between the TEPPCO Entities and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the TEPPCO Entities and the Underwriters, severally.




                             [Signatures to Follow]

                                        Very truly yours,

                                        TEPPCO PARTNERS, L.P.

                                        By:  TEXAS EASTERN PRODUCTS
                                             PIPELINE COMPANY, LLC,
                                             its General Partner


                                             By: /s/ CHARLES H. LEONARD
                                                 -------------------------------
                                                 Charles H. Leonard
                                                 Senior Vice President, Chief
                                                 Financial Officer and Treasurer



                                        TCTM, L.P.

                                        TE PRODUCTS PIPELINE COMPANY,
                                        LIMITED PARTNERSHIP

                                        TEPPCO MIDSTREAM COMPANIES, L.P.

                                        JONAH GAS GATHERING COMPANY

                                        By:  TEPPCO GP, INC.,
                                             their General Partner


                                            By: /s/ CHARLES H. LEONARD
                                                --------------------------------
                                                Charles H. Leonard
                                                Senior Vice President, Chief
                                                Financial Officer and Treasurer

                                        TEXAS EASTERN PRODUCTS
                                        PIPELINE COMPANY, LLC


                                        By: /s/ CHARLES H. LEONARD
                                           -------------------------------------
                                           Charles H. Leonard
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer


                                        TEPPCO GP, INC.


                                        By: /s/ CHARLES H. LEONARD
                                           -------------------------------------
                                           Charles H. Leonard
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer





Accepted and agreed to as of the
date first above written, on behalf
of itself and the other several
Underwriters named in Schedule A

UBS WARBURG LLC

By:  UBS WARBURG LLC

By: /s/ MICHAEL JAMIESON
   ---------------------------------
Name: Michael Jamieson
     -------------------------------
Title: Director
      ------------------------------



By: /s/ JAMES BAKER
   ---------------------------------
Name: James Baker
     -------------------------------
Title: Associate Director
      ------------------------------

                                    EXHIBIT A



                                                               Principal Amount
                  Underwriter                                      of Notes
                  -----------                                      --------

         UBS Warburg LLC.................................         325,000,000

         SunTrust Capital Markets, Inc...................          75,000,000

         First Union Securities, Inc.....................          37,500,000

         Banc One Capital Market Securities, Inc.........          25,000,000

         BNY Capital Markets, Inc........................          12,500,000

         Credit Lyonnais Securities (USA) Inc............          12,500,000

         RBC Dominion Securities Corporation.............          12,500,000
                                                                 ------------

                                           Total.........        $500,000,000
                                                                 =============








                                  Exhibit A-1

                                    EXHIBIT B

                   FORM OF OPINIONS OF VINSON & ELKINS L.L.P.

              1. Each of the Partnership and the Operating Partnerships has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to issue, sell and deliver the Notes as contemplated in the Underwriting Agreement.

              2. The General Partner has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with limited liability company power and authority to own, lease and operate its properties and to conduct its business and to act as the general partner of the Partnership, in each case as described in the Registration Statement and Prospectus.

              3. TEPPCO GP has been duly incorporated and is validly existing as a corporation in good standing under the DGCL, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of each of the Operating Partnerships, in each case as described in the Prospectus.

              4. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2.0%; such general partner interest is duly authorized by the Partnership Agreement, is validly issued, and the General Partner beneficially owns such general partner interest free and clear of any security interest, lien, encumbrance, right to purchase or adverse claim (except as provided in the Partnership Agreement or pursuant to the Delaware Act)
         (A) in respect of which a financing statement under the Uniform Commercial Code ("UCC") has been filed in the State of Delaware naming the General Partner as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              5. TEPPCO GP is the sole general partner of each of the Operating Partnerships with a general partner interest in each of the Operating Partnerships of 0.001%; such general partner interests are duly authorized by the Operating Partnership Agreements, and are validly issued, and TEPPCO GP beneficially owns such general partner interests free and clear of any security interest, lien, encumbrance, right to purchase or adverse claim (except as provided in the respective limited partnership agreement of each of the Operating Partnerships or pursuant to the Delaware Act) (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming the TEPPCO GP as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              6. The Partnership is the sole limited partner of each of the Operating Partnerships with a limited partner interest in each of the Operating Partnerships of 99.999%; such limited partner interests are duly authorized by the Operating Partnership Agreements and are validly issued, fully paid and non-assessable (except as provided in the

         Delaware Act). The Partnership beneficially owns such limited partner interests in the Operating Partnerships free and clear of any security interest, lien, encumbrance, right to purchase or adverse claim (except as provided in the respective limited partnership agreement of each of the Operating Partnerships or pursuant to the Delaware Act) (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming the Partnership as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              7. All of the capital stock of TEPPCO GP is duly authorized, validly issued and nonassessable and is owned of record and, to our knowledge, beneficially by the Partnership, free and clear of any security interest, lien, encumbrance, right to purchase or adverse claim (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming the Partnership as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              8. Each of the TEPPCO Entities and each of their subsidiaries are duly qualified or licensed and are in good standing under the laws of the states identified in a certificate (a copy of which has been furnished to you and your counsel) from an authorized officer of the General Partner as to the states in which each of the TEPPCO Entities owns or leases a property or conducts business or maintain an office, except where such qualification or licensing is not required or the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect.

              9. All of the general partner interests of each of the Subsidiary Partnerships are duly authorized, validly issued and beneficially owned by TEPPCO Crude GP, LLC, free and clear of any security interest, lien, encumbrance, or other adverse claim (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming the TEPPCO Crude GP, LLC as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              10. All of the limited partner interests of each of the Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware Act), and are beneficially owned by TCTM (or, with respect to Lubrication Services, L.P., by TEPPCO Crude Oil, L.P. and with respect to TEPPCO Seaway, L.P., by TEPPCO Crude Pipeline, L.P.), free and clear of any security interest, lien, encumbrance, or other adverse claim (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming the respective limited partner as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              11. All of the member interests of TEPPCO Colorado, LLC are duly authorized, validly issued and nonassessable and are beneficially owned by TE Products, free and clear of any security interest, lien, encumbrance, or other adverse claim (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming TE Products as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.


                                   Exhibit B-2

              12. All of the member interests of TEPPCO Crude GP, LLC are duly authorized, validly issued and nonassessable and are beneficially owned by TCTM OLP, free and clear of any security interest, lien, encumbrance, right to purchase or other claim (A) in respect of which a financing statement under the UCC has been filed in the State of Delaware naming TE Products as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

              13. The Notes have been duly authorized by the Partnership and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters, will constitute valid and legally binding obligations of the Partnership enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              14. The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424.

              15. The Underwriting Agreement has been duly authorized, executed and delivered by each of the TEPPCO Entities.

              16. The Indenture has been duly authorized, executed and delivered by each of the Partnership and the Subsidiary Guarantors, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of each of the Partnership and the Subsidiary Guarantors, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              17. Each of the Partnership Agreement and the Operating Partnership Agreements has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

              18. The execution, delivery and performance of the Underwriting Agreement by the TEPPCO Entities and the Indenture by the Partnership and the Subsidiary Guarantors and the issuance of the Notes by the Partnership and the consummation by the Partnership of the transactions contemplated hereby and thereby do not and will not conflict with, or result in any breach or violation of, or constitute a default (nor constitute any event which with notice, lapse of time, or both would result in any breach of or constitute a default) under (i) any provisions of the partnership agreement, member agreement or other


                                   Exhibit B-3
         organizational documents of any of the TEPPCO Entities or any of their subsidiaries or (ii) any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, which in each case is either (a) filed or incorporated by reference as exhibits to the Partnership's most recently filed Annual Report on Form 10-K or on any Quarterly Report on Form 10-Q or Current Report on Form 8-K of the Partnership filed with the Commission after December 31, 2000 or (b) is identified in a certificate (a copy of which has been furnished to you and your counsel) from an authorized officer of the General Partner as material to the business, operations or properties of the Partnership and its subsidiaries, taken as a whole, or (iii) any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries, except, in the case of each of clauses (i), (ii) and (iii), for conflicts, breaches, violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

              19. No approval, authorization, consent, waiver, notice or order of or filing with, or other action by, any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issue or sale of the Notes by the Partnership as contemplated hereby other than registration of the Notes under the Act and qualification of the Indenture under the Trust Indenture Act (except we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Notes are being offered by the Underwriters).

              20. The Registration Statement, and the Prospectus and any supplements or amendments thereto (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and the Trustee's Statement of Eligibility and Qualification on Form T-1, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act.

              21. The documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, appear on their face to have been appropriately responsive in all material respects with the requirements of the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion).

              22. None of the TEPPCO Entities is or will be, upon consummation of the transactions contemplated by the Underwriting Agreement, an "investment company," or a "promoter" or "principal underwriter" for, a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended, or a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; none of



                                   Exhibit B-4
         the Partnership, TEPPCO Entities is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

              23. To our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Registration Statement or Prospectus (or any amendment or supplement thereto) which have not been so filed, summarized or described.

              24. The Indenture has been duly qualified under the Trust Indenture Act.

              25. The statements in the Prospectus under the captions "Description of Notes", insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law of legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

         Although we have not undertaken, except as otherwise indicated in our opinion, to determine independently, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of any of the statements in the Registration Statement (except as and to the extent stated in subparagraph 25 above) or any documents incorporated therein, we have participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference therein) with officers and representatives of the General Partner, representatives of the independent public accountants of the Partnership and representatives of and counsel for the Underwriters, and based upon this participation, no information has come to our attention that has caused us to believe that the Registration Statement (including the documents incorporated by reference therein, but excluding the Trustee's Statement of Eligibility and Qualification on Form T-1) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any documents incorporated by reference therein or the Trustee's Statement of Eligibility and Qualification on Form T-1).


                                   Exhibit B-5

                                    EXHIBIT C

   FORM OF OPINIONS OF JAMES C. RUTH, GENERAL COUNSEL OF THE GENERAL PARTNER

                  1. Jonah has been duly formed and is validly existing in good standing as a general partnership under the Wyoming Uniform Partnership Act. All of the general partner interests of Jonah are duly authorized and are beneficially owned by TEPPCO GP and Midstream free and clear of any security interest, lien, encumbrance, right to purchase or other claim, except as disclosed in the Prospectus or as provided in the agreement of partnership of Jonah or pursuant to the Wyoming Uniform Partnership Act (A) in respect of which a financing statement under the Uniform Commercial Code ("UCC") has been filed in the State of Wyoming naming TEPPCO GP or Midstream as debtor is on file in the offices of the Secretary of State of the State of Wyoming or (B) otherwise known to me.

                  2. The execution and delivery by Jonah of the Indenture and any instrument evidencing the Guarantee of Jonah of the Notes, and the performance of the obligations of Jonah under such Guarantee, are within Jonah's partnership power and authority and have been duly authorized by all necessary partnership action.

                  3. To my knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which any of the TEPPCO Entities or any of their subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or, by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not so described.

                  4. To my knowledge, none of the TEPPCO Entities nor any of their subsidiaries is in violation of its partnership agreement, member agreement or other organizational documents, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries, except where such violation, breach or default would not, individually or in the aggregate, have a Material Adverse Effect.



                                   Exhibit C-1

                                   EXHIBIT D

                     FORM OF UNDERWRITERS' COUNSEL OPINION

              1. The Partnership is validly existing and is in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (the "DRULPA").

              2. The General Partner is validly existing and is in good standing as a limited liability company under the Delaware Limited Liability Company Act, as amended (the "Delaware LLC Act"), having been converted to a limited liability company effective March 31, 2000.

              3. TEPPCO GP is validly existing and in good standing as a corporation under the Delaware General Corporation Law, as amended (the "DGCL").

              4. Each of the Delaware Subsidiary Guarantors is a limited partnership validly existing and in good standing under the DRULPA.

              5. Each of the Delaware TEPPCO Entities has the power and authority (partnership, corporate, or limited liability company, as the case may be) to execute and deliver, and to incur and perform its obligations under, the Transaction Documents to which it is, respectively, a party.

              6. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Delaware TEPPCO Entities.

              7. The Indenture (a) has been duly authorized, executed and delivered by the General Partner on behalf of the Partnership and by TEPPCO GP on behalf of the Delaware Subsidiary Guarantors, and (b) constitutes a valid and legally binding obligation of the Partnership and the Subsidiary Guarantors, enforceable against the Partnership and the Subsidiary Guarantors in accordance with its terms.

              8. (a) The Notes have been duly authorized by the General Partner on behalf of the Partnership; (b) the Notes delivered today (the "Delivered Notes") have been duly executed by the General Partner on behalf of the Partnership; (c) assuming due authentication thereof by the Trustee in accordance with the provisions of the Indenture and issuance and delivery thereof against payment of the purchase price therefor in accordance with the terms of the Underwriting Agreement, the Delivered Notes (i) are entitled to the benefits of the Indenture and (ii) constitute valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with their terms.

              9. (a) The Guarantees have been duly authorized by TEPPCO GP on behalf of each of the Delaware Subsidiary Guarantors; (b) assuming the correctness of the assumptions with respect to the Delivered Notes set forth in clause (c) of paragraph 8 above, (i) the Guarantees endorsed on the Delivered Notes have been duly executed and delivered by TEPPCO GP on behalf of the Delaware Subsidiary Guarantors, and (ii) the Guarantees constitute valid and legally binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms.

              10. The Indenture has been duly qualified under the Trust Indenture Act of 1939 Act, as amended.

              11. The statements in the Supplemental Prospectus under the caption "Description of the notes" and in the Prospectus under the caption "Description of Debt Securities", insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information disclosed therein in all material respects.

              12. The Registration Statement has been declared effective under the Securities Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are threatened by the Commission.

              13. The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial or statistical data included therein or omitted therefrom, and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which we express no opinion) complied as to form in all material respects with the requirements of the Act and the rules and regulations promulgated thereunder.

         We have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly stated herein). We have, however, reviewed and discussed such statements with officers and other representatives of the Partnership and the General Partner and their affiliates, representatives of the independent accountants of the Partnership and counsel to the Partnership and representatives of the Underwriters. In the course of such review and discussions, nothing has come to our attention that would lead us to believe that the Registration Statement (other than the financial statements and schedules, and the other financial data, contained or incorporated by reference therein, and except with respect to the Form T-1, as to which we do not comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the financial statements and schedules, and the other financial data contained or incorporated by reference therein, as to which we do not comment) as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                  Exhibit D-2